EXHIBIT 99.6

ENFOTEC, INC.
FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2004 AND 2003

ENFOTEC, INC.
FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003

TABLE OF CONTENTS

PAGE(S)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Balance sheets as of September 30, 2004 and 2003	2

Statements of operations for the nine months ended September 30, 2004 and 2003	3

Statements of stockholders’ equity (deficit) for the nine months ended September 30, 2004 and 2003	4

Statements of cash flows for the nine months ended September 30, 2004 and 2003	5

Notes to financial statements	6-10

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Enfotec, Inc.
Vienna, Virginia

We have reviewed the accompanying balance sheets of Enfotec, Inc. as of September 30, 2004 and 2003 and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is representation of the management of Enfotec, Inc.

A review consists principally of inquires of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey
December 1, 2004

MEMBER OF:	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

ENFOTEC, INC.
BALANCE SHEETS
SEPTEMBER 30, 2004 AND 2003

ASSETS
	Sept. 30, 2004	Sept. 30, 2003
CURRENT ASSETS
Cash in banks	$93	$103
Total current assets	93	103

PROPERTY AND EQUIPMENT
Equipment	13,350	13,350
Less: Accumulated depreciation	(4,675)	(3,319)
Net property and equipment	8,675	10,031
TOTAL ASSETS	$8,768	$10,134

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$203,470	$209,679
Total current liabilities	203,470	209,679

STOCKHOLDERS' DEFICIT
Preferred Stock, $.001 par value; 10,000,000 shares authorized;
zero shares issued and outstanding	—	—
Common Stock, $.001 par value; 20,000,000 shares authorized;
10,052,015 and 9,878,650 shares issued and outstanding
for September 30, 2004 and September 30, 2003.	10,052	9,879
Additional paid in capital	473,605	387,589
Deficit	(678,359)	(597,013)
Total stockholders' deficit	(194,702)	(199,545)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$8,768	$10,134

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

	Sept. 30, 2004	Sept. 30, 2003

REVENUES	$1,275	$5,658

OPERATING EXPENSES
Research & Development	$48,000	$19,042
Interest	2,882	—
Advertising & Marketing	—	82,500
Purchases	710	2,840
General & Administrative	12,039	14,581
Total operating expenses	63,631	118,963

NET LOSS	$(62,356)	$(113,305)

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENT OF STOCKHOLDERS' DEFICIT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

					Additional
	Preferred Stock		Common Stock		Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
Balance, January 1, 2003	—	$—	9,778,650	$9,779	$377,689	$(483,708)	$(96,240)

Common shares issued for cash	—	—	100,000	100	9,900	—	10,000
Net loss for the nine months	—	—	—	—	—	(113,305)	(113,305)
Balance, September 30, 2003	—	—	9,878,650	9,879	387,589	(597,013)	(199,545)

Balance, January 1, 2004	—	—	9,878,650	9,879	456,442	(616,003)	$(149,682)
Common shares issued for cash	—	—	173,365	173	17,163	—	17,336
Net loss for the nine months	—	—	—	—	—	(62,356)	(62,356)
Balance, September 30, 2004	—	$—	10,052,015	$10,052	$473,605	$(678,359)	$(194,702)

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(62,356)	$(113,305)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation	1,016	1,016

Changes in assets and liabilities:
Increase (decrease) in accounts payable	43,982	101,818
Total adjustments	44,998	102,834
Net cash (used in) operating activities	(17,358)	(10,471)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the sale of common stock	17,336	10,000
Net Cash provided from financing activities	17,336	10,000

NET DECREASE IN CASH AND CASH EQUIVALENTS	(22)	(471)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	115	574
CASH AND CASH EQUIVALENTS - END OF PERIOD	$93	$103

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Enfotec, Inc. (the “Company”) was incorporated to conduct business in the State of Delaware on July 16, 2001. The Company has conducted business in the United States (Delaware, California and Minnesota), European Union (Great Britain, France, Germany, Ireland and the Netherlands), South Korea and India. The purpose of the Company is to provide disruptive open system based, multi-application security appliances to the security device market.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

Equipment

Equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Maintenance and repairs are charged to operations when incurred. When assets are sold or otherwise disposed of, the asset accounts and related accumulated depreciation accounts are relieved, and any gain or loss is included in operations.

Income Taxes

The company has adopted the provisions of Statement of Financial Accounting Standards No. 109 (the Statement), Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

ENFOTEC, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004 AND 2003

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Advertising and Marketing

Advertising and marketing costs charged to expense were $0 and $82,500 for the nine months ended September 30, 2004 and 2003 respectively.

Stock-Based Compensation
Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123”.

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

ENFOTEC, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004 AND 2003

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition
The company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

Recent Accounting Pronouncements

In June 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets”. This Statement addressed financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addressed how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the statements.

NOTE 2-	PROPERTY AND EQUIPMENT

Property and equipment at September 30, 2004 and 2003 is as follows:
	For The Nine Months Ended
	Sept. 30, 2004	Sept. 30, 2003

Office furniture and equipment	$13,350	$13,350
Less: accumulated depreciation	(4,675)	(3,319)
Net property and equipment	$8,675	$10,031

Depreciation expense for the nine months ended September 30, 2004 and 2003 was $1,016 and $1,016 respectively.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004 AND 2003

NOTE 3-	STOCKHOLDERS’ DEFICIT

Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized, at $0.001 par value per share, of which none of the shares have been issued as of September 30, 2004 and 2003.

Common Stock

As of September 30, 2004 and 2003, the Company has 20,000,000 shares of common stock authorized at $0.001 par value per share, and 10,052,015 and 9,878,650 issued and outstanding as of September 30, 2004 and 2003, respectively.

NOTE 4-	PROVISIONS FOR INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

There were no provisions for income taxes for the nine months ended September 30, 2004 and 2003.

At September 30, 2004 and 2003, the Company had accumulated deficits approximating $678,359 and $597,013 respectively, available to offset future taxable income through 2024.

	2004	2003

Provision for taxes	$203,508	$179,104
Valuation for deferred asset	(203,508)	(179,104)
Totals	$—	$—

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004 AND 2003

NOTE 5-	SUBSEQUENT EVENTS

The Company entered into a merger agreement with Ariel Way, Inc. and was purchased on September 30th, 2004. Ariel Way, Inc. anticipates filing an SB2 registration statement with The Securities and Exchange Commission in anticipation of being a publicly traded company.